Exhibit 10.1

FIRST MODIFICATION TO THIRD AMENDED AND RESTATED BUSINESS LOAN

AND SECURITY AGREEMENT AND OTHER LOAN DOCUMENTS

THIS FIRST MODIFICATION TO THIRD AMENDED AND RESTATED BUSINESS LOAN AND SECURITY AGREEMENT AND OTHER LOAN DOCUMENTS (this “Modification”), dated as of July 31, 2013, is made by and among (i) CITIZENS BANK OF PENNSYLVANIA, a Pennsylvania state chartered bank (“Citizens Bank”), acting in its capacity as the administrative agent for the Lenders (the “Administrative Agent”); (ii) Citizens Bank, acting in its capacity as a Lender, and the other “Lender” parties to the hereinafter referenced Loan Agreement (collectively, the “Lenders”); and (iii) ICF International, Inc., ICF Consulting Group, Inc., and all other “Borrower” parties to the Loan Agreement from time to time (collectively, the “Borrowers”). Capitalized terms used but not defined herein shall have the meanings attributed to such terms in the Loan Agreement.

WITNESSETH THAT:

WHEREAS, pursuant to the terms of a certain Third Amended and Restated Business Loan and Security Agreement dated as of March 14, 2012 (as the same may be amended, modified or restated from time to time, the “Loan Agreement”), by and among the Borrowers, the Administrative Agent and the Lenders, the Borrowers obtained loans and certain other financial accommodations (collectively, the “Loan”) from the Lenders in the aggregate maximum principal amount of Four Hundred Million and No/100 Dollars ($400,000,000.00); and

WHEREAS, the Loan is evidenced by the Notes and secured by, among other things, the collateral described in the Loan Agreement; and

WHEREAS, the Borrowers, the Administrative Agent and the Lenders have agreed to modify the definition of “Jones & Stokes Joint Venture Entities”; and

WHEREAS, the Borrowers, the Administrative Agent and the Lenders desire to enter into this Modification to memorialize the agreement and understanding of the parties with respect to the foregoing matter, as hereinafter provided.

NOW THEREFORE, for Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.     Recitals. The foregoing recitals are hereby incorporated herein by this reference and made a part hereof, with the same force and effect as if fully set forth herein.

2.     Modification to the Definition of “Jones & Stokes Joint Venture Entities”. The definition of “Jones & Stokes Joint Venture Entities” set forth in the “Certain Definitions” section of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

“Jones & Stokes Joint Venture Entities” shall mean any or all of the following entities of which ICF Jones & Stokes Associates, Inc. is a member: (i) ICF Bayview Transportation Consultants, LLC, (ii) HDR/Jester Seattle Joint Venture, (iii) Irvington Partners JV, LLC, (iv) JSR Venture, LLC, (v) Jones & Stokes EDAW, LLC, (vi) ICF – Avila Joint Venture, (vii) HDR/J&S Sacramento Joint Venture, and (viii) ESA+J&S Joint Venture.”

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3.     Miscellaneous.

(a)     Each Borrower hereby represents, warrants, acknowledges and agrees that as of the date hereof (i) there are no set-offs, defenses, deductions or counterclaims against and no defaults under any of the Notes, the Loan Agreement or any other Loan Document; (ii) no act, event or condition has occurred which, with notice or the passage of time, or both, would constitute a default under any of the Notes, the Loan Agreement or any other Loan Document; (iii) all of the representations and warranties of the Borrowers contained in the Loan Agreement and the other Loan Documents are true and correct as of the date hereof (except to the extent that such representations and warranties expressly relate solely to an earlier date), unless the Borrowers are unable to remake and redate any such representation or warranty, in which case the Borrowers have previously disclosed the same to the Administrative Agent and the Lenders in writing, and such inability does not constitute or give rise to an Event of Default; (iv) all schedules attached to the Loan Agreement with respect to any particular representation and warranty of the Borrowers set forth in the Loan Agreement remain true, accurate and complete, as updated in writing to the Administrative Agent as of the date of this Modification; (v) all accrued and unpaid interest and fees payable with respect to the Loan have been paid when due; and (vi) there has been no material adverse change in the business, property or condition (financial or otherwise) of the Borrowers since the Restatement Date.

(b)     The Borrowers, and their respective representatives, successors and assigns, hereby jointly and severally, knowingly and voluntarily RELEASE, DISCHARGE, and FOREVER WAIVE and RELINQUISH any and all claims, demands, obligations, liabilities, defenses, affirmative defenses, setoffs, counterclaims, actions, and causes of action of whatsoever kind or nature, whether known or unknown, which they have, may have, or might have or may assert now or in the future against the Administrative Agent and/or the Lenders directly or indirectly, arising out of, based upon, or in any manner connected with any transaction, event, circumstance, action, failure to act, or occurrence of any sort or type, in each case related to, arising from or in connection with the Loan, whether known or unknown, and which occurred, existed, was taken, permitted, or begun prior to the date hereof (including, without limitation, any claim, demand, obligation, liability, defense, counterclaim, action or cause of action relating to or arising from the grant by the Borrowers to the Administrative Agent and/or the Lenders of a security interest in or encumbrance on collateral that is, was or may be subject to, or an agreement by which the Borrowers are bound and which contains, a prohibition on further mortgaging or encumbering the same). The Borrowers hereby acknowledge and agree that the execution of this Modification by the Administrative Agent and the Lenders shall not constitute an acknowledgment of or an admission by the Administrative Agent and/or the Lenders of the existence of any such claims or of liability for any matter or precedent upon which any liability may be asserted.

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(c)     Except as expressly set forth herein, nothing contained in this Modification is intended to or shall otherwise act to nullify, discharge, or release any obligation incurred in connection with the Notes, the Loan Agreement and/or the other Loan Documents or to waive or release any collateral given by any Borrower to secure the Notes, nor shall this Modification be deemed or considered to operate as a novation of the Notes, the Loan Agreement or the other Loan Documents. Except to the extent of any express conflict with this Modification or except as otherwise expressly contemplated by this Modification, all of the terms and conditions of the Notes, the Loan Agreement and the other Loan Documents shall remain in full force and effect, and the same are hereby expressly approved, ratified and confirmed. In the event of any express conflict between the terms and conditions of the Notes, the Loan Agreement or the other Loan Documents and this Modification, this Modification shall be controlling and the terms and conditions of such other documents shall be deemed to be amended to conform with this Modification.

(d)      If any term, condition, or any part thereof, of this Modification, the Loan Agreement or of the other Loan Documents shall for any reason be found or held to be invalid or unenforceable by any court or governmental agency of competent jurisdiction, such invalidity or unenforceability shall not affect the remainder of such term, provision or condition nor any other term, provision, or condition of this Modification, the Loan Agreement and the other Loan Documents, and this Modification, the Loan Agreement and the other Loan Documents shall survive and be construed as if such invalid or unenforceable term, provision or condition had not been contained therein.

(e)     Each Borrower acknowledges that, at all times prior to and through the date hereof, the Administrative Agent and the Lenders have acted in good faith and have conducted themselves in a commercially reasonable manner in their relationship with such Borrower in connection with this Modification and in connection with the obligations of the Borrowers to the Administrative Agent and the Lenders under the Loan; the Borrowers hereby waiving and releasing any claims to the contrary.

(f)     Each Borrower, each Lender and the Administrative Agent hereby acknowledges and agrees that, from and after the date hereof, all references to the “Loan Agreement” set forth in any Loan Document shall mean the Loan Agreement, as modified pursuant to the First Modification, the Second Modification, this Modification and any other modification of the Loan Agreement entered into from time to time in accordance with the terms and provisions of the Loan Agreement.

(g)     Each Borrower acknowledges (i) that it has participated in the negotiation of this Modification, and no provision of this Modification shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured, dictated or drafted such provision; (ii) that it has had access to an attorney of its choosing in the negotiation of the terms of and in the preparation and execution of this Modification, and it has had the opportunity to review, analyze, and discuss with its counsel this Modification, and the underlying factual matters relevant to this Modification, for a sufficient period of time prior to the execution and delivery hereof; (iii) that all of the terms of this Modification were negotiated at arm's length; (iv) that this Modification was prepared and executed without fraud, duress, undue influence, or coercion of any kind exerted by any of the parties upon the others; and (v) that the execution and delivery of this Modification is the free and voluntary act of such Borrower.

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(h)     This Modification, and all disputes arising from or relating to this Modification, shall be governed by the laws of the Commonwealth of Virginia (without regard to conflict of laws provisions) and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

(i)     This Modification may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall be deemed one and the same instrument. Signature pages may be exchanged by facsimile or electronic mail and each party hereto agrees to be bound by its facsimile or PDF signature.

[The Remainder of This Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the undersigned have executed this Modification under seal as of the date first above written.

BORROWERS: ICF INTERNATIONAL, INC.

By:	/s/ Terrance McGovern
Name: Terrance McGovern
Title: Treasurer and Senior Vice President

[Signature Page to First Modification to Third Amended and Restated Business Loan and

Security Agreement and Other Loan Documents]

ICF CONSULTING GROUP, INC.

By:	/s/ Terrance McGovern
Name: Terrance McGovern
Title: Treasurer and Senior Vice President

[Signature Page to First Modification to Third Amended and Restated Business Loan and

Security Agreement and Other Loan Documents]

ICF CONSULTING LIMITED

By:	/s/ Douglas Beck
Name: Douglas Beck
Title: Director

[Signature Page to First Modification to Third Amended and Restated Business Loan and

Security Agreement and Other Loan Documents]

ICF INCORPORATED, L.L.C.

By:	/s/ Terrance McGovern
Name: Terrance McGovern
Title: Treasurer and Senior Vice President

[Signature Page to First Modification to Third Amended and Restated Business Loan and

Security Agreement and Other Loan Documents]

ICF RESOURCES, L.L.C.

By:	/s/ Terrance McGovern
Name: Terrance McGovern
Title: Treasurer and Senior Vice President

[Signature Page to First Modification to Third Amended and Restated Business Loan and

Security Agreement and Other Loan Documents]

SYSTEMS APPLICATIONS INTERNATIONAL, L.L.C

By:	/s/ Terrance McGovern
Name: Terrance McGovern
Title: Treasurer and Senior Vice President

[Signature Page to First Modification to Third Amended and Restated Business Loan and

Security Agreement and Other Loan Documents]

ICF ASSOCIATES, L.L.C.

By:	/s/ Terrance McGovern
Name: Terrance McGovern
Title: Treasurer and Senior Vice President

[Signature Page to First Modification to Third Amended and Restated Business Loan and

Security Agreement and Other Loan Documents]

ICF SERVICES COMPANY, L.L.C.

By:	/s/ Terrance McGovern
Name: Terrance McGovern
Title: Treasurer and Senior Vice President

[Signature Page to First Modification to Third Amended and Restated Business Loan and

Security Agreement and Other Loan Documents]

ICF CONSULTING SERVICES, L.L.C.

By:	/s/ Terrance McGovern
Name: Terrance McGovern
Title: Treasurer and Senior Vice President

[Signature Page to First Modification to Third Amended and Restated Business Loan and

Security Agreement and Other Loan Documents]

ICF EMERGENCY MANAGEMENT SERVICES, LLC

By:	/s/ Terrance McGovern
Name: Terrance McGovern
Title: Treasurer and Senior Vice President

[Signature Page to First Modification to Third Amended and Restated Business Loan and

Security Agreement and Other Loan Documents]

ICF CONSULTING PTY LTD

By:	/s/ Terrance McGovern
Name: Terrance McGovern
Title: Director

[Signature Page to First Modification to Third Amended and Restated Business Loan and

Security Agreement and Other Loan Documents]

ICF CONSULTING CANADA, INC.

By:	/s/ Terrance McGovern
Name: Terrance McGovern
Title: Treasurer

[Signature Page to First Modification to Third Amended and Restated Business Loan and

Security Agreement and Other Loan Documents]

ICF/EKO Limited Liability Company

By:	/s/ Elena Alexandrovna Parkhomenko
Name: Elena Alexandrovna Parkhomenko
Title: Operations and Finance Manager

[Signature Page to First Modification to Third Amended and Restated Business Loan and

Security Agreement and Other Loan Documents]

ICF CONSULTORIA DO BRASIL LTDA.

By:	/s/ Elizabeth Souza Serralheiro
Name: Elizabeth Souza Serralheiro
Title: Finance Manager and Administrator

[Signature Page to First Modification to Third Amended and Restated Business Loan and

Security Agreement and Other Loan Documents]

CALIBER ASSOCIATES, INC.

By:	/s/ Terrance McGovern
Name: Terrance McGovern
Title: Treasurer and Senior Vice President

[Signature Page to First Modification to Third Amended and Restated Business Loan and

Security Agreement and Other Loan Documents]

ADVANCED PERFORMANCE CONSULTING GROUP, INC.

By:	/s/ Terrance McGovern
Name: Terrance McGovern
Title: Treasurer and Senior Vice President

[Signature Page to First Modification to Third Amended and Restated Business Loan and

Security Agreement and Other Loan Documents]

ICF Z-TECH, INC.

By:	/s/ Terrance McGovern
Name: Terrance McGovern
Title: Treasurer and Senior Vice President

[Signature Page to First Modification to Third Amended and Restated Business Loan and

Security Agreement and Other Loan Documents]

ICF SH&E, INC.

By:	/s/ Terrance McGovern
Name: Terrance McGovern
Title: Treasurer and Senior Vice President

[Signature Page to First Modification to Third Amended and Restated Business Loan and

Security Agreement and Other Loan Documents]

ICF SH&E LIMITED

By:	/s/ Douglas Beck
Name: Douglas Beck
Title: Director

[Signature Page to First Modification to Third Amended and Restated Business Loan and

Security Agreement and Other Loan Documents]

ICF JONES & STOKES, INC.

By:	/s/ Terrance McGovern
Name: Terrance McGovern
Title: Treasurer and Senior Vice President

[Signature Page to First Modification to Third Amended and Restated Business Loan and

Security Agreement and Other Loan Documents]

ICF MACRO, INC.

By:	/s/ Terrance McGovern
Name: Terrance McGovern
Title: Treasurer and Senior Vice President

[Signature Page to First Modification to Third Amended and Restated Business Loan and

Security Agreement and Other Loan Documents]

ICF JACOB & SUNDSTROM, INC.

By:	/s/ Terrance McGovern
Name: Terrance McGovern
Title: Treasurer and Senior Vice President

[Signature Page to First Modification to Third Amended and Restated Business Loan and

Security Agreement and Other Loan Documents]

IRONWORKS CONSULTING, L.L.C.

By:	/s/ Terrance McGovern
Name: Terrance McGovern
Title: Treasurer and Senior Vice President

[Signature Page to First Modification to Third Amended and Restated Business Loan and

Security Agreement and Other Loan Documents]

GHK HOLDINGS LIMITED, a company organized under the laws of England

By:	/s/ Douglas Beck
Name: Douglas Beck
Title: Director

[Signature Page to First Modification to Third Amended and Restated Business Loan and

Security Agreement and Other Loan Documents]

GHK CONSULTING LIMITED, a company organized under the laws of England

By:	/s/ Douglas Beck
Name: Douglas Beck
Title: Director

[Signature Page to First Modification to Third Amended and Restated Business Loan and

Security Agreement and Other Loan Documents]

GHK (Hong Kong) Limited

By:	/s/ Douglas Beck
Name: Douglas Beck
Title: Director

[Signature Page to First Modification to Third Amended and Restated Business Loan and

Security Agreement and Other Loan Documents]

ADMINISTRATIVE AGENT AND LENDERS:

CITIZENS BANK OF PENNSYLVANIA, a Pennsylvania state chartered bank, as Administrative Agent, Swing Line Lender and Lender, on behalf of itself and the other Lender parties

By:	/s/ Tracy Van Riper
Name: Tracy Van Riper
Title: Senior Vice President

[Continued Signature Page to First Modification to Third Amended and Restated Business

Loan and Security Agreement and Other Loan Documents]